EXHIBIT 10.05

                                              SECOND AMENDMENT TO AGREEMENT

      THIS SECOND AMENDMENT TO AGREEMENT (the "Second Amendment") is made and entered into as of this the 29th day of July, 1997 by and among Zeotech
Industries, Inc., Ed Hemsted, KJM Capital Corp., Keith J. McKenzie, Kent E. Lovelace, Jr., LS Capital Corporation, a Delaware corporation ("LS Capital"), and Griffin Gold Group, Inc., also a Delaware corporation ("Griffin").

                                                         Recitals

   WHEREAS, the parties to this Second Amendment, entered into an Agreement (the "Agreement") dated October 31, 1996, together with W.D. Groves who is no longer a party to the Agreement, regarding the contribution of certain mining claims to Griffin, the issuance of certain shares of stock in Griffin, the issuance of certain shares of stock in LS Capital, additional capital contributions to Griffin, the registration with the United States Securities and Exchange Commission of certain shares of stock in Griffin owned by LS Capital, the declaration by LS Capital of an in-kind dividend to its stockholders of the shares so registered, and various additional matters; and

   WHEREAS, the Amendment was amended by a First Amendment to Agreement (the "First Amendment") in April 1997; and

   WHEREAS, all of the parties named above desire to amend the Agreement a second time upon the terms, provisions and conditions set forth hereinafter;

                                                         Agreement

   NOW, THEREFORE, in consideration of the mutual covenants and agreements of the undersigned parties to amend the Agreement, the undersigned parties agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement):

   1. Amendments to the Agreement. The Agreement is hereby amended so that the two references to "April 30, 1997" in Section 4 of the Agreement (changed to July 31, 1997 by the First Amendment) and the one reference to "April 30, 1997" in Section 8 of the Agreement (changed to July 31, 1997 by the First Amendment) shall refer to "November 30, 1997."

   2. Miscellaneous. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this Second Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this Second Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Second Amendment. This Second Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the undersigned have set their hands hereunto effective as of the first date written above.

ZEOTECH INDUSTRIES, INC.

   /s/ Ed Hemsted                                           /s/ Ed Hemsted
By:_________________________________                 ___________________________
                                                               Ed Hemsted
Name Printed:_______________________

   President
Title:______________________________


KJM CAPITAL CORP.

   /s/ Keith McKenzie                                  /s/ Keith J. McKenzie
By:_________________________________                 ___________________________
                                                          Keith J. McKenzie
Name Printed:_______________________

   President
Title:______________________________


GRIFFIN GOLD GROUP, INC.

   /s/ Paul J. Montle                         /s/ Kent E. Lovelace, Jr.
By:_________________________________    ____________________________________
Paul J. Montle                               Kent E. Lovelace, Jr.
Name Printed:_______________________
   Vice President
Title:______________________________


LS CAPITAL CORPORATION

   /s/ Paul J. Montle                     /s/ Douglas Schmitt
By:_________________________________         __________________________________
   Paul J. Montle                               Douglas Schmitt
Name Printed:_______________________
   President
Title:______________________________

                                                       CERTIFICATE

   Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

   IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

ZEOTECH INDUSTRIES, INC.

   /s/ Ed Hemsted                               /s/ Ed Hemsted
By:_________________________________ ____________________________________
Ed    Hemsted                                         Ed Hemsted
Name Printed:_______________________
   President
Title:______________________________


KJM CAPITAL CORP.

   /s/ Keith J. McKenzie                             /s/ Keith J. McKenzie
By:_________________________________   ____________________________________
Keith J. McKenzie                                        Keith J. McKenzie
Name Printed:_______________________
   President
Title:______________________________


GRIFFIN GOLD GROUP, INC.

   /s/ Paul J. Montle                           /s/ Kent E. Lovelace, Jr.
By:_________________________________   ____________________________________
Paul J. Montle                                  Kent E. Lovelace, Jr.
Name Printed:_______________________
   Vice President
Title:______________________________



LS CAPITAL CORPORATION

   /s/ Paul J. Montle
By:_________________________________
   Paul J. Montle
Name Printed:_______________________
   President
Title:______________________________